UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  ___________________________________
FORM 8-K
 ___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 8, 2024
  ___________________________________
VAREX IMAGING CORPORATION
(Exact name of registrant as specified in its charter)
 ___________________________________

Delaware	001-37860		81-3434516
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification Number)

1678 S. Pioneer Road	Salt Lake City	Utah	84104
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (801) 972-5000
Not Applicable
(Former name or former address, if changed since last report)
 ___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VREX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b - 2 of the Securities Exchange Act of 1934. Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Varex Imaging Corporation (the “Company”) was held on February 8, 2024. At the Annual Meeting, a total of 37,292,203 shares of Company common stock, representing approximately 92% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies. The final results for the votes of the Annual Meeting regarding each proposal voted on at the Annual Meeting are set forth in the following tables. Each of these proposals is described in detail in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission on December 27, 2023 (the “Proxy Statement”).

Proposal One:
The Company’s stockholders elected Kathleen L. Bardwell, Jocelyn D. Chertoff, Timothy E. Guertin, Jay K. Kunkel, Walter M Rosebrough, Jr., Sunny S. Sanyal and Christine A. Tsingos to serve as directors until the 2025 Annual Meeting of Stockholders:

	For	Against	Abstain	Broker Non-Votes
Kathleen L. Bardwell	34,411,671	584,361	17,846	2,278,325
Jocelyn D. Chertoff	34,349,799	647,229	16,850	2,278,325
Timothy E. Guertin	34,202,198	792,767	18,913	2,278,325
Jay K. Kunkel	34,374,898	618,098	20,882	2,278,325
Walter M Rosebrough, Jr.	34,298,142	693,197	22,539	2,278,325
Sunny S. Sanyal	34,511,234	484,650	17,994	2,278,325
Christine A. Tsingos	34,105,253	890,706	17,919	2,278,325

Proposal Two:
The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
33,263,149	1,648,393	102,336	2,278,325

Proposal Three:
The Company’s stockholders approved the Varex Imaging Corporation 2020 Omnibus Stock Plan, as Amended and Restated as described in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
31,799,036	3,177,081	37,761	2,278,325

Proposal Four:
The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2024:

For	Against	Abstain
37,157,520	110,141	24,542

Item 9.01 Financial Statement and Exhibits
(d) Exhibits

Exhibit No.	Description
10.1	Varex Imaging Corporation 2020 Omnibus Stock Plan, as Amended and Restated
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAREX IMAGING CORPORATION
Dated: February 9, 2024	By:	/s/ KIMBERLEY E. HONEYSETT
Kimberley E. Honeysett
Chief Legal Officer and Corporate Secretary